Earnings Results Third Quarter 2021 October 28, 2021

Safe Harbor Statement your Partner • Choice • Bank | 2 This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

your Partner • Choice • Bank | 3 Introduction

Franchise Footprint your Partner • Choice • Bank | 4 • Servicing 7 of top 10 Korean-American MSAs in the U.S. through our branches and LPOs (1) (1) Based on total population projected for 2018 by S&P Global Market Intelligence.

Equity Information your Partner • Choice • Bank | 5(1) Retrospectively adjusted for 10% stock dividend payouts on February 22, 2016 and January 15, 2017 As of October 25, 2021 Ticker PCB Market Cap $311.8 million Price Per Share $21.01 52 Week Range $8.82 - $21.25 Dividend Yield (Dividend Payout Ratio) 2.28% (18.13% 4Q20-3Q21) Number of Shares 14,841,626 $0.025 $0.025 $0.025 $0.027 $0.027 $0.027 $0.027 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.050 $ 0 .0 6 0 $ 0 .0 6 0 $0.080 $0.100 $0.100 $0.100 $0.100 $0.100 $0.100 $0.120 $0.120 0.0 00 0.0 20 0.0 40 0.0 60 0.0 80 0.1 00 0.1 20 0.1 40 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 67% 20% Historical Quarterly Cash Dividend Per Share (1) (1) 33% 25% Stock Repurchase Announced on April 8, 2021 to repurchase up to 5% of outstanding stocks, which represents 775,000 shares, through September 7, 2021. Repurchased and retired 680,269 shares of common stock under this program. 20%

Historical Performance your Partner • Choice • Bank | 6 $1.03 $1.19 $1.34 $1.45 $1.58 $1.71 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2016 2017 2018 2019 2020 Sep-21 Held-For-Investment Loans ($bn) $1.09 $1.25 $1.44 $1.48 $1.59 $1.83 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2.0 00 2016 2017 2018 2019 2020 Sep-21 Deposits ($bn) $14.0 $16.4 $24.3 $24.1 $16.2 $29.4 0.0 00 5.0 00 10. 000 15. 000 20. 000 25. 000 30. 000 35. 000 2016 2017 2018 2019 2020 09/21 YTD Net Income ($mm) $1.11 $1.21 $1.65 $1.49 $1.04 $1.92 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 2016 2017 2018 2019 2020 09/21 YTD Diluted Earnings Per Share CAGR +11.3% CAGR +9.9%

Historical Performance your Partner • Choice • Bank | 7 1.25% 1.22% 1.53% 1.40% 0.84% 1.94% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 2016 2017 2018 2019 2020 09/21 YTD Return on Average Assets 12.47% 12.00% 14.26% 10.88% 7.08% 16.40% 0.0 00 0.0 20 0.0 40 0.0 60 0.0 80 0.1 00 0.1 20 0.1 40 0.1 60 0.1 80 2016 2017 2018 2019 2020 09/21 YTD Return on Average Equity 54.9% 52.0% 52.8% 52.3% 53.5% 45.4% 0.0 00 0.1 00 0.2 00 0.3 00 0.4 00 0.5 00 0.6 00 2016 2017 2018 2019 2020 09/21 YTD Efficiency Ratio 4.18% 4.22% 4.23% 4.11% 3.53% 3.82% 0.0 30 0.0 32 0.0 34 0.0 36 0.0 38 0.0 40 0.0 42 0.0 44 2016 2017 2018 2019 2020 09/21 YTD Net Interest Margin (1) Annualized (1) (1) (1)

COVID-19 Update your Partner • Choice • Bank | 8 As of September 30, 2021 o SBA PPP Loans • 800 loans with aggregated carrying value of $101.9 million • Second round PPP: 766 loans with aggregated contractual loan balance of $94.5 million (carrying value: $91.8 million) • Forgiveness: 1,992 loans for $145.4 million o Loan Modification Related to COVID-19 • No outstanding modifications o Allowance for Loan Losses • Established 1.39% of total loans held-for-investment (1.48% (1) excluding SBA PPP loans) o Liquidity • Maintained cash and cash equivalents of $215.0 million, or 10.2% of total assets • Maintained available borrowing capacity of $606.9 million, or 28.8% of total assets o Capital • Bank’s Tier 1 leverage capital ratio of 11.66% and CET 1 capital ratio of 14.76% (1) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures.

your Partner • Choice • Bank | 9 Recent Financial Performance

PCB BANCORP

3Q21 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 09/30/21	06/30/21	09/30/20
Income Statement Summary:			
Interest Income	$ 21,168	$ 20,051	$ 19,620
Interest Expense	941	1,055	2,767
Net Interest Income	20,227	18,996	16,853
Noninterest Income	5,588	5,151	2,272
Noninterest Expense	11,232	11,139	9,886
Provision for Loan Losses	(1,053)	(934)	4,326
Pretax Income	15,636	13,942	4,913
Income Tax Expense	4,613	4,098	1,464
Net Income	11,023	9,844	3,449
Diluted Earnings Per Share ("EPS")	$ 0.73	$ 0.64	$ 0.22
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,707,878	$ 1,719,656	$ 1,578,804
Loans held-for-sale ("HFS")	29,020	11,255	30,878
Total Deposits	1,832,666	1,797,648	1,647,107
Total Assets	2,104,699	2,060,003	2,021,187
Shareholders' Equity	247,598	238,941	229,339
Key Metrics:			
Book Value ("BV") Per Share	$ 16.68	$ 16.09	$ 14.91
Return on Average Assets ("ROAA") (1)	2.11%	1.96%	0.69%
Return on Average Equity ("ROAE") (1)	17.98%	16.49%	5.98%
Net Interest Margin ("NIM")	3.93%	3.83%	3.43%
Efficiency Ratio	43.51%	46.13%	51.69%

- Recorded a reversal for loan losses of $1.1 million in 3Q21 primarily due to a decrease in historical loss and qualitative adjustment factor allocations as a result of improving economic conditions
- Allowance for loan losses to HFI loans ratio was 1.39% at 09/30/21 compared with 1.45% at 06/30/21. Excluding PPP loans, the ratio(2) was 1.48% and 1.62% at 09/30/21 and 06/30/21, respectively
- Declared cash dividend of $0.12 per share in 3Q21
- SBA PPP loans totaled $101.9 million (800 loans), net of deferred fees and costs
- No loans with modifications related to the COVID-19 pandemic

(1) Annualized.
(2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of this measure to its most comparable GAAP measures.

your Partner • Choice • Bank | 10

Commercial Property - Owner Occupied 30% Commercial Property - Non-Owner Occupied 40% Commercial and Industrial 11% SBA PPP 6% Residential Property 12% Other Consumer 1% HFI Loan Composition Loan Overview your Partner • Choice • Bank | 11 $953 $957 $956 $1,002 $1,023 $1,062 $1,136 $1,189 $240 $244 $218 $206 $205 $193 $184 $194$235 $227 $224 $213 $198 $191 $197 $202 $23 $23 $22 $22 $22 $21 $22 $21 $134 $136 $136 $219 $181 $102 $1,451 $1,451 $1,554 $1,579 $1,584 $1,686 $1,720 $1,708 0 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 2,00 0 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) September 30, 2021 YoY +8.2% $580 $587 $590 $619 $629 $636 $679 $706 244% 249% 247% 257% 256% 251% 269% 270% 0.0% 50.0% 100 .0% 150 .0% 200 .0% 250 .0% 300 .0% 300 .0 350 .0 400 .0 450 .0 500 .0 550 .0 600 .0 650 .0 700 .0 750 .0 800 .0 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Commercial Real Estate (1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance

Fixed (WA Rate: 4.57%) 25% Variable (WA Rate: 3.96%) 47% Hybrid (WA Rate: 4.28%) 28% Interest Rate Mix(2) $50 $29 $21 $52 $32 $49 $17 $25 $33 $19 $19 $22 $24 $23 $85 $93 $87 $57 $25 $53 $45 $51 $105 $105 5.20% 5.20% 4.15% 4.14% 3.94% 4.02% 3.90% 3.95% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.0 50.0 100 .0 150 .0 200 .0 250 .0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 New Production (1),(2) by Rate Type Fixed Hybrid Variable WA Rate Loan Interest Rate Mix your Partner • Choice • Bank | 12(1) Total commitment basis (2) Excluding SBA PPP loans. September 30, 2021($ in millions) 20% 22% 24% 25% 25% 27% 26% 25% 23% 23% 23% 23% 23% 22% 25% 28% 57% 55% 53% 52% 52% 51% 49% 47% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100 % Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Interest Rate Mix Trend (2) Fixed Hybrid Variable

SBA PPP Loans your Partner • Choice • Bank | 13 Unpaid Principal Balance (“UPB”) Remaining ($ in thousands) # of Loans Carrying Value 2-Year Maturity 5-Year Maturity Deferred Fee Funded in 2020 $50K or Under 4 $ 43 $ 23 $ 20 $ 0 Between $50K and $150K 14 1,106 1,129 0 23 Between $150K and $350K 10 2,192 1,954 259 21 Between $350K and $2MM 5 3,617 3,149 486 18 $2MM or More 1 3,183 3,187 0 4 Total 34 $ 10,141 $ 9,442 $ 765 $ 66 Summary of SBA PPP loans as of September 30, 2021: Summary of relationships of SBA PPP loan customers as of September 30, 2021: SBA PPP Loans Demand Deposit Accounts (“DDAs”) ($ in thousands) # of Loans UPB Jun-21 Mar-20 Change Existing relationships 581 $ 84,765 $ 167,239 $ 64,575 $ 102,664 New customers with new DDA relationships 109 13,166 8,327 0 8,327 No other relationships 110 6,801 0 0 0 Total 800 $ 104,732 $ 175,566 $ 64,575 $ 110,991 Funded in 2021 $50K or Under 432 $ 8,870 $ 0 $ 9,426 $ 556 Between $50K and $150K 161 14,142 0 14,589 447 Between $150K and $350K 101 22,249 0 23,024 775 Between $350K and $2MM 72 46,499 0 47,486 987 $2MM or More 0 0 0 0 0 Total 766 $ 91,760 $ 0 $ 94,525 $ 2,765

Loan Modification your Partner • Choice • Bank | 14 Migration of loans with modifications related to the COVID-19 pandemic: From December 31, 2020 to September 30, 2021 ($ in thousands) Dec-20 Early Termination Expired Re- Modification New Modification Modification Type Change Amortization Sep-21 Commercial property Payment deferment (1) $ 9,688 $ 0 (8,983) 8,983 $ 0 (8,983) (705) $ 0 Interest only payment 14,444 0 (24,960) 2,846 0 8,983 (1,313) 0 SBA property 4,192 (2,576) (1,627) 0 0 0 11 0 Commercial term Payment deferment (1) 2,462 0 (2,461) 2,461 0 (2,461) (1) 0 Interest only payment 3,065 0 (5,869) 417 0 2,461 (74) 0 SBA commercial term 1,841 (1,338) (513) 0 0 0 10 0 Residential property 425 0 (1,100) 328 349 0 (2) 0 Total $ 36,117 $ (3,914) $ (45,513) $ 15,035 $ 349 $ 0 $ (2,074) $ 0 HFI loans $ 1,583,578 SBA PPP loans 135,654 HFI loans, excluding SBA PPP loans $ 1,447,826 Total modified loans to HFI loans, excluding SBA PPP loans 2.5% (1) Payment deferment of both principal and interest

Credit Quality your Partner • Choice • Bank | 15 $2.8 $4.5 $4.8 $4.0 $4.6 $3.8 $1.4 $1.1 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Non-Performing Assets (“NPAs”) 0.16% 0.25% 0.24% 0.20% 0.24% 0.19% 0.07% 0.05% 0.0 0% 0.0 5% 0.1 0% 0.1 5% 0.2 0% 0.2 5% 0.3 0% Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 NPAs to Total Assets 0.99% 1.15% 1.30% 1.55% 1.67% 1.51% 1.45% 1.39% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Allowance (1) to HFI Loans 1.83% (2) 509% 408% 453% 683% 838% 1746% 1721% 2139% 0.0 0% 500 .00% 100 0.00% 150 0.00% 200 0.00% 250 0.00% Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Allowance (1) to Non-Performing Loans (1) Allowance for Loan Losses (2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures. ($ in millions) 1.43% (2) 1.70% (2) 1.74% (2) 1.62% (2) 1.48% (2)

Loan Concentration your Partner • Choice • Bank | 16 Real Estate Loans – Commercial By Property Type as of September 30, 2021 ($ in thousands) Carrying Value % to Total LTV(1) Industrial $ 237,184 19.9% 50.8% Retail (More Than 50%) 194,855 16.4% 48.9% Mixed Use 146,474 12.3% 47.9% Office 82,530 6.9% 54.7% Gas Station 80,400 6.8% 55.5% Motel / Hotel 79,397 6.7% 50.2% Apartments 71,139 6.0% 49.0% Medical 62,175 5.2% 51.9% Auto (Sales, Repair, & etc.) 42,427 3.6% 58.7% Car Wash 38,269 3.2% 54.5% Golf Course 27,508 2.3% 48.7% Spa, Sauna, & other self-care 26,363 2.2% 55.7% Church 17,292 1.5% 48.6% Condominium – Commercial 15,023 1.3% 49.0% Supermarket 8,711 0.7% 63.0% Construction 6,572 0.6% 51.8% Others 52,449 4.4% 48.3% Total $ 1,188,768 100.0% 51.0% Real Estate Loans – Residential as of September 30, 2021 (1) Collateral value at origination ($ in thousands) Carrying Value LTV(1) FICO Residential Property $ 201,635 57.3% 758

Loan Concentration your Partner • Choice • Bank | 17 Commercial and Industrial Loans – By Industry Type as of September 30, 2021 Total, Excluding SBA PPP Loans SBA PPP Loans ($ in thousands) Carrying Value % to Total Carrying Value % to Total General Manufacturing & Wholesale Trade $ 67,538 34.9% $ 22,235 21.8% Food Services 29,041 15.0% 40,715 40.0% Retail Trade 28,187 14.5% 5,799 5.7% Real Estate Related 18,764 9.7% 5,270 5.2% Professional, Scientific, & Technical Services 14,443 7.4% 4,091 4.0% Other Services 8,231 4.2% 9,515 9.3% Health Care & Social Assistance 6,462 3.3% 1,708 1.7% Transportation & Warehousing 6,450 3.3% 2,646 2.6% Entertainment & Recreation 5,688 2.9% 1,405 1.4% Finance & Insurance 4,451 2.3% 1,460 1.4% All Other 4,929 2.5% 7,057 6.9% Total $ 194,184 100.0% $ 101,901 100.0%

Loan Concentration your Partner • Choice • Bank | 18 Geographic Concentration as of September 30, 2021 Real Estate - Commercial Real Estate – Residential Commercial & Industrial, Excluding SBA PPP SBA PPP ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 982,139 82.7% $ 199,350 98.9% $ 164,499 84.5% $ 77,925 76.3% New York 43,122 3.6% 0 4,333 2.2% 8,125 8.0% New Jersey 34,095 2.9% 2,285 1.1% 13,497 7.0% 4,375 4.3% Texas 46,608 3.9% 0 1,859 1.0% 2,607 2.6% Washington 38,316 3.2% 0 2,750 1.4% 330 0.3% Nevada 15,877 1.3% 0 840 0.4% 2,466 2.4% Illinois 3,902 0.3% 0 1,150 0.6% 494 0.5% Georgia 1,927 0.2% 0 923 0.5% 2,060 2.0% Colorado 3,946 0.3% 0 552 0.3% 23 0.1% Virginia 3,302 0.3% 0 123 0.1% 166 0.2% Maryland 1,734 0.1% 0 1,183 0.6% 171 0.2% Oregon 2,384 0.2% 0 120 0.1% 408 0.4% Pennsylvania 2,755 0.2% 0 18 0.1% 54 0.1% Other States 8,661 0.8% 0 2,337 1.2% 2,697 2.6% Total $ 1,188,768 100.0% $ 201,635 100.0% $ 194,184 100.0% $ 101,901 100.0%

Credit Quality vs. Peers (1) your Partner • Choice • Bank | 19 1.16% 1.09% 0.86% 0.65% 0.53% 0.31% 0.16% 0.06% 0.06% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% Hope Hanmi Shinhan America Peer Group $1 to $3BN Woori America US Metro CBB Open PCB NPAs / (Total Loans + OREO) (2) 2.28% 1.68% 0.62% 0.47% 0.25% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% Hope Hanmi CBB Open PCB Classified Assets to Total Assets (3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance September 30, 2021 Peer Data as of June 30, 2021 September 30, 2021 Peer Data as of June 30, 2021

Deposit Overview your Partner • Choice • Bank | 20 $1,097 $1,126 $1,305 $1,298 $1,246 $1,422 $1,459 $1,505 74% 76% 79% 79% 78% 81% 81% 82% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 500 700 900 1,10 0 1,30 0 1,50 0 1,70 0 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Core Deposits (1) Core Deposits % to Total Deposits Noninterest DDA 46% Retail Other Interest- Bearing 22% Retail Time Deposits 23% State and Brokered Deposits 9% Deposit Composition (1) Core Deposits are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure. $360 $394 $551 $576 $538 $716 $796 $833 $332 $364 $369 $378 $384 $412 $392 $410 $605 $539 $518 $479 $468 $443 $445 $425 $5 $37 $32 $25 $18 $0 $0 $182 $175 $172 $182 $180 $165 $165 $165 $1,479 $1,477 $1,647 $1,647 $1,595 $1,754 $1,798 $1,833 - 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 2,00 0 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +11.3% ($ in millions) ($ in millions) September 30, 2021

Maturity Schedule your Partner • Choice • Bank | 21 Time Deposits as of September 30, 2021 Retail Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Month $ 107,006 0.48% $ 115,000 0.07% $ 222,006 0.27% 3 to 6 Month 150,075 0.49% 50,000 0.05% 200,075 0.38% 6 to 9 Month 80,896 0.44% 0 80,896 0.44% 9 to 12 Month 78,701 0.42% 0 78,701 0.42% More than 12 Month 8,656 1.99% 0 8,656 1.99% Total $ 425,334 0.50% $ 165,000 0.06% $ 590,334 0.37% FHLB Advances as of September 30, 2021 FHLB Advances ($ in thousands) Amount WA Rate Less Than 3 Month $ 0 3 to 6 Month 0 6 to 9 Month 10,000 2.07% 9 to 12 Month 0 More than 12 Month 0 Total $ 10,000 2.07%

Profitability your Partner • Choice • Bank | 22 $4.2 $3.6 $3.4 $3.4 $5.8 $8.6 $9.8 $11.0 $10.0 $8.0 $8.6 $9.2 $10.4 $11.0 $13.0 $14.6 -1.0 1.0 3.0 5.0 7.0 9.0 11. 0 13. 0 15. 0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Net Income PTPP 0.96% 0.81% 0.69% 0.69% 1.19% 1.75% 1.96% 2.11% 2.32% 1.82% 1.76% 1.85% 2.13% 2.25% 2.58% 2.79% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 ROAA Adjusted ROAA $0.26 $0.23 $0.22 $0.22 $0.38 $0.55 $0.64 $0.73 $0.63 $0.51 $0.56 $0.60 $0.67 $0.71 $0.85 $0.97 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Diluted EPS Adjusted Diluted EPS 7.25% 6.35% 5.98% 5.98% 9.92% 14.66% 16.49% 17.98% 17.44% 14.28% 15.25% 16.02% 17.79% 18.85% 21.79% 23.79% 0.0 0% 5.0 0% 10. 00% 15. 00% 20. 00% 25. 00% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measure.

Noninterest Income your Partner • Choice • Bank | 23 $27.1 $11.7 $27.1 $8.6 $42.4 $10.9 $34.1 $45.0 7.6% 9.0% 7.5% 10.7% 10.5% 12.0% 12.2% 10.8% 5.3% 6.0% 5.3% 8.0% 7.5% 10.9% 11.6% 9.5% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10. 0% -5.0 5.0 15. 0 25. 0 35. 0 45. 0 55. 0 65. 0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $37.9 $30.0 $10.7 $40.1 $25.3 $19.2 $53.0 $71.4 0.0 10. 0 20. 0 30. 0 40. 0 50. 0 60. 0 70. 0 80. 0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 SBA 7(a) Loan Production (1) $1.4 $1.3 $1.4 $1.5 $1.0 $1.5 $1.2 $1.3 $1.4 $0.7 $1.5 $0.8 $3.5 $1.3 $4.0 $4.3 62% 36% 51% 36% 77% 46% 77% 76% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Noninterest Income Trend Gain on Sale of AFS Securities All Other Income Gain % to Total (1) Total commitment basis ($ in millions) $0.8 Gain on Sale of Loans

Noninterest Expense your Partner • Choice • Bank | 24 $6.0 $6.6 $5.8 $6.4 $7.4 $6.2 $7.1 $7.6 $4.3 $4.0 $3.9 $3.5 $4.2 $3.5 $4.0 $3.6 2.40% 2.39% 1.98% 1.99% 2.38% 1.95% 2.21% 2.17% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 0.0 2.0 4.0 6.0 8.0 10. 0 12. 0 14. 0 16. 0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 50.7% 56.8% 53.0% 51.7% 52.7% 46.8% 46.1% 43.5% 62.1% 64.1% 61.2% 60.4% 60.4% 58.5% 59.4% 0.00% 10.0 0% 20.0 0% 30.0 0% 40.0 0% 50.0 0% 60.0 0% 70.0 0% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Efficiency Ratio (2) PCB Peer Average 255 259 251 252 246 246 248 249 235 240 245 250 255 260 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Number of FTE(3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions)

Net Interest Margin your Partner • Choice • Bank | 25 5.85% 5.64% 4.73% 4.81% 4.73% 4.63% 4.63% 4.75% 3.96% 3.85% 3.22% 3.43% 3.64% 3.70% 3.83% 3.93% 1.99% 1.77% 1.17% 0.92% 0.73% 0.52% 0.40% 0.37% 1.53% 1.34% 0.85% 0.63% 0.49% 0.34% 0.24% 0.21% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Yield & Cost (1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized

Capital Ratios & BV Per Share your Partner • Choice • Bank | 26 11.66% 14.76% 14.76% 16.01% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.0 0% 12.0 0% 14.0 0% 16.0 0% 18.0 0% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $14.44 $14.58 $14.78 $14.91 $15.19 $15.53 $16.09 $16.68 13.0 0 13.5 0 14.0 0 14.5 0 15.0 0 15.5 0 16.0 0 16.5 0 17.0 0 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 BV Per Share September 30, 2021 12.99% 12.45% 11.24% 11.35% 12.16% 11.72% 11.60% 11.76% 10.0 0% 10.5 0% 11.0 0% 11.5 0% 12.0 0% 12.5 0% 13.0 0% 13.5 0% Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Total Equity to Total Assets (1) (1) The Company did not have any intangible equity components for the presented periods.

Non-GAAP Measures your Partner • Choice • Bank | 27 Adjusted Allowance to HFI Loans Ratio Adjusted allowance to HFI loans ratio is a non-GAAP measure that we use to enhance comparability to prior periods and provide supplemental information regarding the Company’s credit trends. We calculate adjusted allowance to HFI loan ratio as allowance divided by loans held-for-investment excluding SBA PPP loans. The SBA launched the PPP to provide a direct incentive for small businesses to keep their workers on the payroll in response to the COVID-19 pandemic. The SBA guarantees 100% of the PPP loans made to eligible borrowers, and the loans are eligible to be forgiven if certain conditions are met, at which point the SBA will make payments to the Bank for the forgiven amounts. The SBA guarantee on PPP loans cannot be separated from the loan and therefore is not a separate unit of account. The Company considered the SBA guarantee in the allowance for loan losses evaluation and determined that it is not required to reserve an allowance on SBA PPP loans. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. Pre-Tax Pre-Provision Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently

Non-GAAP Measures your Partner • Choice • Bank | 28 The following table reconciles adjusted allowance to HFI loans ratio to its most comparable GAAP measure: ($ in thousands) 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 HFI Loans $ 1,450,831 $ 1,451,038 $ 1,553,589 $ 1,578,804 $ 1,583,578 $ 1,685,916 $ 1,719,656 $ 1,707,878 Less: SBA PPP Loans 0 0 (133,675) (136,418) (135,654) (218,709) (181,019) (101,901) HFI Loans, Excluding SBA PPP Loans $ 1,450,831 $ 1,451,038 $ 1,419,914 $ 1,442,386 $ 1,447,924 $ 1,467,207 $ 1,538,637 $ 1,605,977 Allowance $ 14,380 $ 16,674 $ 20,248 $ 24,546 $ 26,510 $ 25,514 $ 24,889 $ 23,807 Allowance to HFI Loans Ratio 0.99% 1.15% 1.30% 1.55% 1.67% 1.51% 1.45% 1.39% Adjusted Allowance to HFI Loans Ratio 0.99% 1.15% 1.43% 1.70% 1.83% 1.74% 1.62% 1.48%

Non-GAAP Measures your Partner • Choice • Bank | 29 The following table reconciles core deposits to total deposits to its most comparable GAAP measure: ($ in thousands) 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 Total Deposits $ 1,479,307 $ 1,477,442 $ 1,646,930 $ 1,647,107 $ 1,594,851 $ 1,753,772 $ 1,797,648 $ 1,832,666 Less: Time Deposits Greater Than $250K (289,726) (266,970) (260,180) (257,208) (268,683) (266,845) (273,401) (263,127) Less: Brokered Deposits (92,393) (84,506) (82,010) (92,001) (80,002) (65,004) (65,004) (65,004) Core Deposits $ 1,097,188 $ 1,125,966 $ 1,304,740 $ 1,297,898 $ 1,246,166 $ 1,421,923 $ 1,459,243 $ 1,504,535 Core Deposits to Total Deposits 74.2% 76.2% 79.2% 78.8% 78.1% 81.1% 81.2% 82.1%

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21
Net Income	(a)	$ 4,158	$ 3,572	$ 3,367	$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023
Add: Provision (rever for Loan Losses		4,030	2,896	3,855	4,326	2,142	(1,147)	(934)	(1,053)
Add: Income Tax Provision		1,811	1,557	1,363	1,464	2,452	3,594	4,098	4,613
PTPP Income (Non-GAAP)	(b)	$ 9,999	$ 8,025	$ 8,585	$ 9,239	$ 10,381	$ 11,007	$ 13,008	$ 14,583
Average Total Assets	(c)	$ 1,710,370	$ 1,770,785	$ 1,956,464	$ 1,991,614	$ 1,939,326	$ 1,987,217	$ 2,018,789	$ 2,070,365
ROAA (1)	(a)/(c)	0.96%	0.81%	0.69%	0.69%	1.19%	1.75%	1.96%	2.11%
Adjusted ROAA (Non-GAAP)(1)	(b)/(c)	2.32%	1.82%	1.76%	1.85%	2.13%	2.25%	2.58%	2.79%
Average Total Shareholders' Equity	(d)	$ 227,472	$ 226,086	$ 226,454	$ 229,463	$ 232,156	$ 236,790	$ 239,448	$ 243,185
ROAE (1)	(a)/(d)	7.25%	6.35%	5.98%	5.98%	9.92%	14.66%	16.49%	17.98%
Adjusted ROAE (Non-GAAP)(1)	(b)/(d)	17.44%	14.28%	15.25%	16.02%	17.79%	18.85%	21.79%	23.79%
Net Income		$ 4,158	$ 3,572	$ 3,367	$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023
Less: Income Allocated to Participating Securities		(10)	(9)	(8)	(8)	(11)	(33)	(41)	(43)
Net Income Allocated to Common Stock	(e)	4,148	3,563	3,359	3,441	5,776	8,527	9,803	10,980
Add: Provision for Loan Losses		4,030	2,896	3,855	4,326	2,142	(1,147)	(934)	(1,053)
Add: Income Tax Provision		1,811	1,557	1,363	1,464	2,452	3,594	4,098	4,613
PTPP Income Allocated to Common Stock	(f)	$ 9,989	$ 8,016	$ 8,577	$ 9,231	$ 10,370	$ 10,974	$ 12,967	$ 14,540
WA common shares outstanding, diluted	(g)	15,948,793	15,700,144	15,373,655	15,377,531	15,392,355	15,533,608	15,309,873	15,031,558
Diluted EPS	(e)/(g)	$ 0.26	$ 0.23	$ 0.22	$ 0.22	$ 0.38	$ 0.55	$ 0.64	$ 0.73
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.63	$ 0.51	$ 0.56	$ 0.60	$ 0.67	$ 0.71	$ 0.85	$ 0.97

(1) Annualized.

your Partner • Choice • Bank | 30